EXHIBIT 10(A)(I)

         Amendment No. 1 dated as of April 1, 1999 to Employment Agreement dated as of January 1, 1998 (the "Agreement") by and between Colonial and Commercial Corp., a New York corporation (the "Company,") and Bernard Korn, residing at 3466 Woodward Street, Oceanside, New York 11572 (the "Employee").

                              PRELIMINARY STATEMENT

         The Employee has been employed by the Company under the Agreement for a term ending at the close of business on December 31, 2001. The Company desires to insure the continuation of the Employee's employment through December 31, 2003 and the Employee is willing to insure such continuation under the terms of this amendment to the Agreement.

         Accordingly, for good and valuable consideration, the Agreement is hereby amended as follows:

         1.  Section 1.02 of the Agreement is amended to read as follows:

              The Employee's employment hereunder shall be for a term commencing as of January 1, 1998 (the "Commencement Date") and terminating at the close of business on December 31, 2003 (the "Term").

         Except as amended hereby, the Agreement is in full respects ratified and confirmed.

         IN WITNESS WHEREOF, the parties have signed this Amendment as of the date set forth above.

                                                     COLONIAL COMMERCIAL CORP.

                                                     By:/s/ James W. Stewart
                                                        --------------------
                                                        James W. Stewart
                                                        Executive Vice President

                                                         Employee:

                                                         /s/ Bernard Korn
                                                         ----------------
                                                         Bernard Korn